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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 2, 1997 (except for Note 10 as to which the date is June 3, 1997), in the Registration Statement (Form S-1 No. 333-24043) and related Prospectus of Pameco Corporation for the registration of 3,578,644 shares of its Class A Common Stock.

                                          Ernst & Young LLP

Atlanta, Georgia

June 3, 1997